                                   EXHIBIT A
                        CERTIFICATION OF PERIODIC REPORT

I, SHELDON G. HURST of TRI-STATE OUTDOOR MEDIA GROUP, INC. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the QUARTERLY Report on Form 10-Q of the Company for the QUARTERLY PERIOD ended June 30, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002


                                                  /s/ Sheldon G. Hurst
                                                  ------------------------------
                                                  Sheldon G. Hurst
                                                  CEO

                                   EXHIBIT A
                        CERTIFICATION OF PERIODIC REPORT

I, MATTHEW B. HOLT of TRI-STATE OUTDOOR MEDIA GROUP, INC. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the QUARTERLY Report on Form 10-Q of the Company for the QUARTERLY PERIOD ended June 30, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002


                                                  /s/ Matthew B. Holt
                                                  ------------------------------
                                                  Matthew B. Holt
                                                  ACTING CFO